January 16, 2002



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K which is being furnished pursuant to Regulation FD.

         Pursuant to Section 13(a) of the Act, by copy hereof we are delivering to the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, one complete copy, including exhibits. Pursuant to General Instruction E to Form 8-K, the copy being delivered to the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-3299 if you have any questions concerning this filing.

                         Very truly yours,

                         /s/ Cathy E. Chessin

                         Cathy E. Chessin
                         Corporate Counsel and Secretary

CEC/mch
Enclosure

cc:      John Kiesel

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 16, 2002
                                                     ----------------
                                                     January 16, 2002



                              Hibernia Corporation
           (Exact name of registrant as specified in its charter)




 Louisiana                    1-10294                           72-0724532
(State or other             (Commission                       (IRS Employer
jurisdiction of             File Number)                    Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The exhibits listed below are furnished pursuant to Regulaton FD as a part of this current report on Form 8-K.

Exhibit No.                Description

99.14                      News Release issued by the Registrant
                           on January 16, 2002


Item 9.  Regulation FD Disclosure.

         On January 16, 2002, Hibernia Corporation issued a news release dated January 16, 2002 which is attached as an exhibit hereto and incorporated by reference into this item 9.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIBERNIA CORPORATION
                                            (Registrant)


Date:  January 16, 2002                     By:  /s/ Cathy E. Chessin
                                                 Cathy E. Chessin
                                                 Corporate Counsel and Secretary



                                  EXHIBIT INDEX

Exhibit No.                 Description                                 Page No.

99.14                   News Release Issued by the                        3
                        Registrant on January 16, 2002

For IMMEDIATE Release
January 16, 2002


MEDIA INQUIRIES:                             INVESTOR INQUIRIES:
Steven Thorpe - Vice President               Trisha Voltz-Senior Vice President
and Manager, Public Relations                and Manager, Investor Relations
Office: (504) 533-2753;                      Office: (504) 533-2180;
Home: (504) 484-7632                         Home: (504) 779-1930
E-mail: sthorpe@hibernia.com                 E-mail: tvoltz@hibernia.com


              Hibernia Reports Earnings of $218.8 Million for 2001

FULL-YEAR 2001 HIGHLIGHTS
Net income                         $218.8 million         +28%
------------------------------- --------------------- --------------------------
EPS assuming dilution              $1.35                  +30%
------------------------------- --------------------- --------------------------
Revenues                           $1.0 billion           +15%
------------------------------- --------------------- --------------------------
Net interest margin                4.39%                  +18 basis points
------------------------------- --------------------  --------------------------
Reserve coverage at year-end       1.74%                  +27 basis points
------------------------------- --------------------- --------------------------

      NEW ORLEANS - Hibernia Corporation today reported 2001 net income of $218.8 million, up 28% from $170.6 million a year earlier. For the fourth quarter, net income was $56.4 million, up 224% from $17.4 million for the same period a year ago, when the company recorded a higher-than-normal loan loss provision.
      Earnings per common share (EPS) assuming dilution for full-year and fourth-quarter 2001 were $1.35 and $0.35, respectively, up 30% and 250% from $1.04 and $0.10 for year-ago periods. EPS for full-year and fourth-quarter 2001 was $1.37 and $0.36, respectively, up 30% and 260% from $1.05 and $0.10 in year-earlier periods.
      The loan loss provision for 2001 was $97.3 million, compared to $120.7 million for 2000. Fourth-quarter 2001 provision expense was $29.3 million, compared to $70.0 million a year earlier. Provision expense for full-year 2001 exceeded net charge-offs by $24.8 million.
      Reserve coverage of total loans improved to 1.74% at Dec. 31, 2001, compared to 1.47% a year earlier and 1.60% at Sept. 30, 2001. Reserve coverage of nonperforming loans was 276% at year-end 2001, up from 218% a year earlier and 261% at Sept. 30, 2001.
      "We're pleased with the progress Hibernia has made," said Herb Boydstun, president and CEO. "Although the economy slowed, growth in net income, EPS and revenues was strong. We also maintained a prudent approach to improving asset quality by strengthening reserves and bolstering collection efforts."
      Also during the year, the company took steps to become a more effective sales organization and expanded and enhanced its product and service offerings, business capabilities and delivery channels.
      "We're well-positioned to attract new customers and expand existing relationships," said Boydstun. "Building revenue, managing expenses, strengthening asset quality, and enhancing products and services remain priorities."
      Results for 2001 include a net gain of $10.4 million in the second quarter from the securitization of approximately $600 million of indirect auto loans and net securities losses of $8.9 million primarily recorded in the first six months. The company originated a record $4.5 billion in mortgage loans, up from $2.1 billion a year earlier, as Hibernia's customers took advantage of low interest rates. In 2001, the company recorded an additional provision of $12.3 million for the temporary impairment of mortgage servicing rights. Of that amount, $7.5 million was recorded in the fourth quarter. However, the increase in mortgage-loan originations resulted in mortgage-loan origination and servicing fees of $29.4 million and gains on sales of mortgage loans totaling $21.1 million, up 29% and 440%, respectively, from $22.8 million and $3.9 million a year earlier.
      Hibernia achieved double-digit revenue growth in 2001. Revenues for full-year and fourth-quarter 2001 reached $1.0 billion and $260.5 million, respectively, up 15% and 17% from year-ago periods. Excluding the indirect auto securitization net gain, revenues for the full year grew 13% from a year earlier.
      The net interest margin improved in the declining rate environment, as the rates on interest-bearing liabilities declined faster than those on earning-asset yields. The yield curve steepened significantly in 2001 compared to 2000, favorably impacting many financial institutions. The net interest margin was 4.39% for 2001, compared to 4.21% for the previous year, and 4.58% for fourth-quarter 2001, compared to 4.11% a year earlier and 4.37% in third-quarter 2001.
      Net interest income for full-year and fourth-quarter 2001 was $664.7 million and $172.4 million, respectively, up 9% and 12% from year-ago periods.
      Noninterest income totaled $318.1 million and $86.3 million for full-year and fourth-quarter 2001, up 28% and 30% from a year earlier. Excluding securities transactions and adjusted for the indirect auto securitization net gain, noninterest income was $316.7 million for the full year and $85.9 million for the fourth quarter, up 25% and 29%. On that same basis, adjusted for purchase transactions, 2001 noninterest income increased 22% compared to 2000. Results reflect Hibernia's acquisition of an investment-banking firm, Southcoast Capital, and an insurance broker, the Rosenthal Agency, in the second and third quarters of 2000, respectively.
      Excluding securities transactions and adjusted for the indirect auto securitization net gain, noninterest income as a percentage of revenues climbed to 32% for 2001 and 33% for the fourth quarter, compared to 29% and 30% for year-earlier periods.
      Capital also remained strong. At Dec. 31, 2001, the leverage ratio was 8.14%, compared to 7.65% a year earlier and 8.37% at Sept. 30, 2001. The decrease from third-quarter 2001 reflected the redemption of $87.0 million of
 Hibernia's preferred stock Oct. 1.

Asset  quality
o Nonperforming assets at year-end 2001 were $78.2 million, compared to $88.8 million a year earlier and $78.1 million at Sept. 30, 2001.
o Nonperforming loans at year-end 2001 were $70.9 million, compared to $82.0 million a year earlier and $69.8 million at Sept. 30, 2001.
o The nonperforming asset ratio at year-end 2001 was 0.69%, compared to 0.73% a year earlier and 0.69% at the end of third-quarter 2001, and the nonperforming loan ratio was 0.63%, compared to 0.68% and 0.61%.
o The consumer loan delinquency ratio at year-end 2001 was 0.84%, compared to 0.83% a year earlier and 0.80% at Sept. 30, 2001. The small-business loan delinquency ratio was 0.41%, improved from 0.63% a year earlier and 0.44% at Sept. 30, 2001. The commercial loan delinquency ratio was 0.25%, compared to 0.33% and 0.05%.
o The net charge-off ratio for 2001 was 0.62%, compared to 0.86% for 2000. The annualized net charge-off ratio for fourth-quarter 2001 was 0.56%, compared to 1.82% for 2000 and 0.69% for third-quarter 2001. The consumer net charge-off ratio was 0.54%, compared to 0.46% and 0.58%; commercial, 0.53%, compared to 4.98% and 0.88%; and small-business, 0.64%, compared to 0.59% and 0.70%.
o Shared national credits totaled $873.4 million at year-end 2001, down 31% from a year earlier and 7% from Sept. 30, 2001.

Additional results
      Deposits and loans at Dec. 31, 2001, were $13.0 billion and $11.2 billion, respectively, up 2% and down 7% from a year earlier. The decrease in total loans came from a strategic decision to reduce the commercial portfolio, a securitization of approximately $600 million of indirect auto loans and an increase in the production and resulting sale of mortgage loans. Managed loans - or total loans plus approximately $446 million in outstanding balances of indirect auto loans securitized and sold during second-quarter 2001 - were down 4% at Dec. 31, 2001, compared to a year earlier.
     Other results:
o Noninterest expense for full-year and fourth-quarter 2001 totaled $548.3 million and $143.0 million, respectively, up 15% and 14% from year-earlier periods. Excluding purchase transactions and increases in mortgage-related expenses due to temporary impairment and higher mortgage-loan volume, noninterest expense was up 9% for 2001 compared to 2000.
o Returns on assets for full-year and fourth-quarter 2001 were 1.33% and 1.38%, respectively, compared to 1.08% and 0.43% a year earlier. Returns on common equity were 14.42% and 14.51%, respectively, compared to 12.35% and 4.59% in year-ago periods.
o The fourth-quarter 2001 cash-basis efficiency ratio was 53.09%, compared to 53.57% a year earlier and 53.03% for third-quarter 2001. A live listen-only audio Webcast of management's conference call with analysts and the media will be available beginning at 1 p.m. CT today on the company's Internet site (www.hibernia.com) and through the following link: www.hibernia.com/corporate_investor_news/index.shtml. The conference also will be available in archived format at the same address until Jan. 31.
      Hibernia, a Forbes 500 company, has $16.6 billion in assets and 259 locations in 34 Louisiana parishes, 16 Texas counties and two Mississippi counties. Hibernia Corporation's common stock (HIB) is listed on the New York Stock Exchange.


Statements contained herein that are not historical facts should be considered forward-looking with respect to Hibernia. Statements of this type speak only as of the date of this release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business and consumer spending, borrowing and savings habits, competition, government monetary policy, changes in laws and regulations, and changes in the assumptions used in making the forward-looking statements could cause actual results to differ materially from those contemplated by the statements. Additional information on factors that might affect Hibernia's financial results is included in filings with the Securities and Exchange Commission. Hibernia undertakes no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.




SUMMARY OF OPERATIONS                                                   QUARTER ENDED
(Unaudited)
($ in thousands, except per-share data)         December 31       December 31              September 30
                                                   2001             2000        CHANGE        2001        CHANGE
                                                ------------     ------------  ----------  ------------  ----------
  Interest income                                  $262,169         $318,046       (18)%      $283,424        (7)%
  Interest expense                                   89,767          163,987       (45)        117,803       (24)
                                                ------------     ------------              ------------
      Net interest income                           172,402          154,059        12         165,621         4
  Provision for loan losses                          29,250           70,000       (58)         23,000        27
                                                ------------     ------------              ------------
      Net interest income after provision           143,152           84,059        70         142,621         -
                                                ------------     ------------              ------------
    Noninterest income:
      Service charges on deposits                    32,380           27,361        18          28,666        13
      Mortgage loan origination and servicing fees    8,279            6,093        36           7,568         9
      Retail investment service fees                  7,494            5,960        26           6,758        11
      Trust fees                                      6,072            6,634        (8)          6,402        (5)
      Investment banking                              3,360            3,209         5           2,692        25
      Insurance                                       2,976            2,930         2           3,362       (11)
      Other service, collection and exchange charges 13,474           11,192        20          13,527         -
      Gain on sales of mortgage loans                 8,803              964       813           6,602        33
      Other operating income                          3,023            2,467        23           5,435       (44)
      Securities gains (losses), net                    424             (231)      284              23       N/M
                                                ------------     ------------              ------------
            Noninterest income                       86,285           66,579        30          81,035         6
                                                ------------     ------------              ------------
    Noninterest expense:
      Salaries and employee benefits                 69,775           65,916         6          68,337         2
      Occupancy and equipment                        17,511           17,508         -          17,148         2
      Data processing                                 7,754            7,208         8           7,855        (1)
      Amortization of intangibles                    17,369            9,331        86          13,166        32
      Advertising and promotional expense             3,549            3,985       (11)          3,613        (2)
      Stationery and supplies, postage and
          telecommunications                          5,115            5,475        (7)          5,900       (13)
      Other operating expense                        21,913           15,556        41          20,869         5
                                                ------------     ------------              ------------
            Noninterest expense                     142,986          124,979        14         136,888         4
                                                ------------     ------------              ------------
  Income before income taxes                         86,451           25,659       237          86,768         -
  Income tax expense                                 30,060            8,231       265          29,596         2
                                                ------------     ------------              ------------
  Net income                                        $56,391          $17,428       224 %       $57,172        (1)%
                                                ============     ============              ============
  Net income applicable to common shareholders      $56,391          $15,928       254 %       $55,672         1 %
                                                ============     ============              ============

  Net income per common share                         $0.36            $0.10       260 %         $0.36         - %
  Net income per common share - assuming dilution     $0.35            $0.10       250 %         $0.35         - %
  Return on average assets                             1.38 %           0.43 %      95 bp         1.39 %      (1)bp
  Return on average common equity                     14.51 %           4.59 %     992 bp        14.75 %     (24)bp

  Cash basis financial data:
    Net income per common share                       $0.38            $0.13       192 %         $0.38         - %
    Net income per common share - assuming dilution   $0.38            $0.13       192 %         $0.37         3 %

SUMMARY OF OPERATIONS (cont.)                                    YEAR ENDED
(Unaudited)
($ in thousands, except per-share data)         December 31      December 31
                                                    2001             2000        CHANGE
                                                ------------     ------------  ----------
  Interest income                                $1,159,400       $1,217,319        (5)%
  Interest expense                                  494,729          606,760       (18)
                                                ------------     ------------
      Net interest income                           664,671          610,559         9
  Provision for loan losses                          97,250          120,650       (19)
                                                ------------     ------------
      Net interest income after provision           567,421          489,909        16
                                                ------------     ------------
  Noninterest income:
      Service charges on deposits                   117,265          102,924        14
      Mortgage loan origination and servicing fees   29,366           22,828        29
      Retail investment service fees                 27,953           28,264        (1)
      Trust fees                                     25,851           26,906        (4)
      Investment banking                             13,355            9,230        45
      Insurance                                      13,338            7,089        88
      Other service, collection and exchange charges 51,297           42,317        21
      Gain on sales of mortgage loans                21,073            3,904       440
      Other operating income                         27,547            9,144       201
      Securities gains (losses), net                 (8,921)          (3,921)     (128)
                                                ------------     ------------
            Noninterest income                      318,124          248,685        28
                                                ------------     ------------
  Noninterest expense:
      Salaries and employee benefits                277,508          245,713        13
      Occupancy and equipment                        69,103           65,714         5
      Data processing                                31,427           29,670         6
      Amortization of intangibles                    46,604           29,719        57
      Advertising and promotional expense            15,877           14,804         7
      Stationery and supplies, postage and
          telecommunications                         22,764           20,909         9
      Other operating expense                        85,012           69,549        22
                                                ------------     ------------
            Noninterest expense                     548,295          476,078        15
                                                ------------     ------------
  Income before income taxes                        337,250          262,516        28
  Income tax expense                                118,452           91,883        29
                                                ------------     ------------
  Net income                                       $218,798         $170,633        28 %
                                                ============     ============
  Net income applicable to common shareholders     $214,298         $164,200        31 %
                                                ============     ============

  Net income per common share                         $1.37            $1.05        30 %
  Net income per common share - assuming dilution     $1.35            $1.04        30 %
  Return on average assets                             1.33 %           1.08 %      25 bp
  Return on average common equity                     14.42 %          12.35 %     207 bp

  Cash basis financial data:
    Net income per common share                       $1.47            $1.15        28 %
    Net income per common share - assuming dilution   $1.45            $1.14        27 %

SUMMARY OF OPERATIONS (cont.)                                            QUARTER ENDED
(Unaudited)
                                                      ------------------------------------------------------------------------------
($ in thousands, except per-share data)        December 31          September 30      June 30           March 31         December 31
                                                  2001               2001              2001               2001              2000
                                               ------------       ------------      ------------       ------------     ------------

  Interest income                                  $262,169           $283,424          $299,586           $314,221       $318,046
  Interest expense                                   89,767            117,803           131,823            155,336        163,987
                                               ------------       ------------      ------------       ------------     ------------
      Net interest income                           172,402            165,621           167,763            158,885        154,059
  Provision for loan losses                          29,250             23,000            27,000             18,000         70,000
                                               ------------       ------------      ------------       ------------     ------------
      Net interest income after provision           143,152            142,621           140,763            140,885         84,059
                                               ------------       ------------      ------------       ------------     ------------
  Noninterest income:
      Service charges on deposits                    32,380             28,666            28,977             27,242         27,361
      Mortgage loan origination and servicing fees    8,279              7,568             6,997              6,522          6,093
      Retail investment service fees                  7,494              6,758             6,357              7,344          5,960
      Trust fees                                      6,072              6,402             6,700              6,677          6,634
      Investment banking                              3,360              2,692             3,953              3,350          3,209
      Insurance                                       2,976              3,362             3,640              3,360          2,930
      Other service, collection and exchange charges 13,474             13,527            12,433             11,863         11,192
      Gain on sales of mortgage loans                 8,803              6,602             4,230              1,438            964
      Other operating income                          3,023              5,435            14,094              4,995          2,467
      Securities gains (losses), net                    424                 23            (5,454)            (3,914)          (231)
                                               ------------       ------------      ------------       ------------     ------------

            Noninterest income                       86,285             81,035            81,927             68,877          66,579
                                               ------------       ------------      ------------       ------------     ------------
  Noninterest expense:
      Salaries and employee benefits                 69,775             68,337            72,212             67,184         65,916
      Occupancy and equipment                        17,511             17,148            17,139             17,305         17,508
      Data processing                                 7,754              7,855             7,872              7,946          7,208
      Amortization of intangibles                    17,369             13,166             8,185              7,884          9,331
      Advertising and promotional expense             3,549              3,613             4,466              4,249          3,985
      Stationery and supplies, postage and
          telecommunications                          5,115              5,900             6,017              5,732          5,475
      Other operating expense                        21,913             20,869            21,452             20,778         15,556
                                                 ----------        ------------      ------------       ------------   ------------
            Noninterest expense                     142,986            136,888           137,343            131,078        124,979
                                                 ----------        ------------      ------------       ------------   ------------
  Income before income taxes                         86,451             86,768            85,347             78,684         25,659
  Income tax expense                                 30,060             29,596            30,445             28,351          8,231
                                                 ----------        ------------      ------------       ------------   ------------
  Net income                                        $56,391            $57,172           $54,902            $50,333        $17,428
                                                 ==========        ============      ============       ============   ============
  Net income applicable to common shareholders      $56,391            $55,672           $53,402            $48,833        $15,928
                                                 ==========        ============      ============       ============   ============

  Net income per common share                         $0.36              $0.36             $0.34              $0.31          $0.10
  Net income per common share - assuming dilution     $0.35              $0.35             $0.34              $0.31          $0.10
  Return on average assets                             1.38 %             1.39 %            1.34 %             1.21 %         0.43 %
  Return on average common equity                     14.51 %            14.75 %           14.59 %            13.80 %         4.59 %

  Cash basis financial data:
    Net income per common share                       $0.38              $0.38             $0.37              $0.34           $0.13
    Net income per common share - assuming dilution   $0.38              $0.37             $0.36              $0.34           $0.13

AVERAGE BALANCES                                                     QUARTER ENDED
(Unaudited)                                         ------------------------------------------------
($ in millions)                                     December 31        December 31        CHANGE
                                                        2001              2000
                                                    -------------     --------------    ------------
  Assets
    Cash and due from banks                               $544.4             $500.7            9 %
    Short-term investments                                 136.8               50.8          169
    Securities                                           3,321.7            3,041.9            9
    Mortgage loans held for sale                           467.0              114.7          307
    Loans                                               11,253.5           11,981.1           (6)
        Reserve for loan losses                           (187.5)            (163.5)          15
                                                    -------------     --------------
             Loans, net                                 11,066.0           11,817.6           (6)
    Other assets                                           796.6              786.9            1
                                                    -------------     --------------
        Total assets                                   $16,332.5          $16,312.6            - %
                                                    =============     ==============
  Liabilities
    Noninterest-bearing deposits                        $2,393.1           $2,115.6           13 %
    Interest-bearing deposits                           10,279.0           10,030.9            2
                                                    -------------     --------------
        Total deposits                                  12,672.1           12,146.5            4
    Short-term borrowings                                  697.8            1,443.6          (52)
    Other liabilities                                      356.2              203.2           75
    Federal Home Loan Bank advances                      1,051.8            1,044.1            1
                                                    -------------     --------------
        Total liabilities                               14,777.9           14,837.4            -

  Shareholders' equity                                   1,554.6            1,475.2            5
                                                    -------------     --------------
        Total liabilities and shareholders' equity     $16,332.5          $16,312.6            - %
                                                    =============     ==============

AVERAGE BALANCES                                                      YEAR ENDED
(Unaudited)                                         ------------------------------------------------
($ in millions)                                     December 31        December 31
                                                        2001              2000          CHANGE
                                                    -------------     --------------    ------------
  Assets
    Cash and due from banks                               $516.2             $493.8            5 %
    Short-term investments                                 232.6              114.6          103
    Securities                                           3,198.9            3,042.7            5
    Mortgage loans held for sale                           311.2               90.9          242
    Loans                                               11,622.8           11,504.7            1
        Reserve for loan losses                           (182.1)            (163.2)          12
                                                    -------------     --------------
             Loans, net                                 11,440.7           11,341.5            1
    Other assets                                           778.8              770.7            1
                                                    -------------     --------------
        Total assets                                   $16,478.4          $15,854.2            4 %
                                                    =============     ==============
  Liabilities
    Noninterest-bearing deposits                        $2,221.9           $2,090.5            6 %
    Interest-bearing deposits                           10,386.4           10,004.6            4
                                                    -------------     --------------
        Total deposits                                  12,608.3           12,095.1            4
    Short-term borrowings                                  948.5            1,266.7          (25)
    Other liabilities                                      254.0              183.1           39
    Federal Home Loan Bank advances                      1,116.0              886.8           26
                                                    -------------     --------------
        Total liabilities                               14,926.8           14,431.7            3

  Shareholders' equity                                   1,551.6            1,422.5            9
                                                    -------------     --------------
        Total liabilities and shareholders' equity     $16,478.4          $15,854.2            4 %
                                                    =============     ==============

PERIOD-END BALANCES
(Unaudited)                                          December 31          December 31
($ in millions)                                         2001                2000                CHANGE
                                                    -------------       --------------      --------------
  Assets
    Cash and due from banks                               $670.4               $635.2               6 %
    Short-term investments                                  46.4                185.2             (75)
    Securities                                           3,491.2              3,048.9              15
    Mortgage loans held for sale                           566.9                123.7             358
    Loans:
        Commercial                                       2,962.4              3,501.6             (15)
        Small business                                   2,490.8              2,396.0               4
        Consumer                                         5,787.8              6,227.1              (7)
                                                    -------------       --------------
            Total loans                                 11,241.0             12,124.7              (7)
        Reserve for loan losses                           (195.8)              (178.3)             10
                                                    -------------       --------------
             Loans, net                                 11,045.2             11,946.4              (8)
    Other assets                                           798.1                758.6               5
                                                    -------------       --------------
        Total assets                                   $16,618.2            $16,698.0               - %
                                                    =============       ==============
  Liabilities
    Noninterest-bearing deposits                        $2,484.8             $2,243.0              11 %
    Interest-bearing deposits                           10,468.3             10,449.7               -
                                                    -------------       --------------
        Total deposits                                  12,953.1             12,692.7               2
    Short-term borrowings                                  752.7              1,310.5             (43)
    Other liabilities                                      309.6                171.1              81
    Federal Home Loan Bank advances                      1,043.0              1,044.0               -
                                                    -------------       --------------
        Total liabilities                               15,058.4             15,218.3              (1)
                                                    -------------       --------------
  Shareholders' equity
    Preferred stock                                            -                 87.0            (100)
    Common stock                                           311.7                309.1               1
    Surplus                                                446.9                432.4               3
    Retained earnings                                      850.3                718.7              18
    Treasury stock                                         (35.9)               (35.9)              -
    Accumulated other comprehensive
           income                                           13.3                 (0.7)            N/M
    Unearned compensation                                  (26.5)               (30.9)            (14)
                                                    -------------       --------------
        Total shareholders' equity                       1,559.8              1,479.7               5
                                                    -------------       --------------
        Total liabilities and shareholders' equity     $16,618.2            $16,698.0               - %
                                                    =============       ==============

PERIOD-END BALANCES (cont.)
(Unaudited)                                                              September 30
($ in millions)                                                             2001                CHANGE
                                                                        --------------      --------------
  Assets
    Cash and due from banks                                                    $483.7              39 %
    Short-term investments                                                      381.2             (88)
    Securities                                                                3,466.0               1
    Mortgage loans held for sale                                                305.7              85
    Loans:
        Commercial                                                            2,920.6               1
        Small business                                                        2,511.3              (1)
        Consumer                                                              5,928.9              (2)
                                                                        --------------
            Total loans                                                      11,360.8              (1)
        Reserve for loan losses                                                (182.2)              7
                                                                        --------------
             Loans, net                                                      11,178.6              (1)
    Other assets                                                                800.1               -
                                                                        --------------
        Total assets                                                        $16,615.3               - %
                                                                        ==============
  Liabilities
    Noninterest-bearing deposits                                             $2,268.7              10 %
    Interest-bearing deposits                                                10,660.3              (2)
                                                                        --------------
        Total deposits                                                       12,929.0               -
    Short-term borrowings                                                       722.1               4
    Other liabilities                                                           202.3              53
    Federal Home Loan Bank advances                                           1,143.2              (9)
                                                                        --------------
        Total liabilities                                                    14,996.6               -
                                                                        --------------
  Shareholders' equity
    Preferred stock                                                              87.0            (100)
    Common stock                                                                311.6               -
    Surplus                                                                     442.7               1
    Retained earnings                                                           815.8               4
    Treasury stock                                                              (35.9)              -
    Accumulated other comprehensive
           income                                                                28.4             (53)
    Unearned compensation                                                       (30.9)            (14)
                                                                        --------------
        Total shareholders' equity                                            1,618.7              (4)
                                                                        --------------
        Total liabilities and shareholders' equity                          $16,615.3               - %
                                                                        ==============

PERIOD-END BALANCES
(Unaudited)                                        December 31        September 30         June 30           March 31    December 31
($ in millions)                                       2001               2001              2001               2001           2000
                                                  -------------      -------------     -------------      -------------  -----------
  Assets
    Cash and due from banks                          $670.4             $483.7            $517.8             $521.1          $635.2
    Short-term investments                             46.4              381.2             452.8               99.6           185.2
    Securities                                      3,491.2            3,466.0           3,112.4            3,263.2         3,048.9
    Mortgage loans held for sale                      566.9              305.7             327.2              299.1           123.7
    Loans:
        Commercial                                  2,962.4            2,920.6           3,101.3            3,295.3         3,501.6
        Small business                              2,490.8            2,511.3           2,482.7            2,432.3         2,396.0
        Consumer                                    5,787.8            5,928.9           5,702.2            6,189.1         6,227.1
                                                 -------------      -------------     -------------      -------------   -----------
            Total loans                            11,241.0           11,360.8          11,286.2           11,916.7        12,124.7
        Reserve for loan losses                      (195.8)            (182.2)           (178.6)            (180.8)         (178.3)
                                                 -------------      -------------     -------------      -------------   -----------
             Loans, net                            11,045.2           11,178.6          11,107.6           11,735.9        11,946.4
    Other assets                                      798.1              800.1             788.8              759.5           758.6
                                                 -------------      -------------     -------------      -------------   -----------
        Total assets                              $16,618.2          $16,615.3         $16,306.6          $16,678.4       $16,698.0
                                                 =============      =============     =============      =============   ===========
  Liabilities
    Noninterest-bearing deposits                   $2,484.8           $2,268.7          $2,231.8           $2,206.3        $2,243.0
    Interest-bearing deposits                      10,468.3           10,660.3          10,447.2           10,494.2        10,449.7
                                                 -------------      -------------     -------------      -------------   -----------
        Total deposits                             12,953.1           12,929.0          12,679.0           12,700.5        12,692.7
    Short-term borrowings                             752.7              722.1             740.1            1,048.4         1,310.5
    Other liabilities                                 309.6              202.3             176.8              256.1           171.1
    Federal Home Loan Bank advances                 1,043.0            1,143.2           1,143.4            1,143.6         1,044.0
                                                 -------------      -------------     -------------      -------------   -----------
        Total liabilities                          15,058.4           14,996.6          14,739.3           15,148.6        15,218.3
                                                 -------------      -------------     -------------      -------------   -----------
  Shareholders' equity
    Preferred stock                                       -               87.0              87.0               87.0            87.0
    Common stock                                      311.7              311.6             310.5              309.6           309.1
    Surplus                                           446.9              442.7             438.1              434.6           432.4
    Retained earnings                                 850.3              815.8             780.5              747.2           718.7
    Treasury stock                                    (35.9)             (35.9)            (35.9)             (35.9)          (35.9)
    Accumulated other comprehensive
           income                                      13.3               28.4              18.0               18.2            (0.7)
    Unearned compensation                             (26.5)             (30.9)            (30.9)             (30.9)          (30.9)
                                                  -------------      -------------     -------------      -------------  -----------
     Total shareholders' equity                     1,559.8            1,618.7           1,567.3            1,529.8         1,479.7
                                                  -------------      -------------     -------------      -------------  -----------
     Total liabilities and shareholders' equity   $16,618.2          $16,615.3         $16,306.6          $16,678.4       $16,698.0
                                                  =============      =============     =============      =============  ===========

SELECTED FINANCIAL DATA                                   4Q 2001            3Q 2001             2Q 2001             1Q 2001
(Unaudited)                                           --------------      -------------      --------------      --------------
    Net income per common share                                $0.36              $0.36               $0.34               $0.31
    Net income per common share - assuming dilution            $0.35              $0.35               $0.34               $0.31
    Return on average assets                                    1.38 %             1.39 %              1.34 %              1.21 %
    Return on average common equity                            14.51 %            14.75 %             14.59 %             13.80 %
    Return on average total equity                             14.51 %            14.32 %             14.16 %             13.40 %
    Net interest margin--taxable equivalent                     4.58 %             4.37 %              4.44 %              4.17 %
    Efficiency ratio                                           54.88 %            54.98 %             53.32 %             55.97 %
    Common shares outstanding (000s)                         159,067            159,030             158,453             157,965
    Average common shares outstanding (000s)*                156,859            156,600             155,905             155,443
    Average common shares outstanding (000s)
          - assuming dilution*                               159,494            159,883             158,736             157,469
    Book value per common share                                $9.94              $9.78               $9.49               $9.28
    Average equity as a % of average assets                     9.52 %             9.72 %              9.43 %              8.99 %
    Leverage ratio                                              8.14 %             8.37 %              8.09 %              7.70 %
    Cash basis financial data**
        Net income per common share                            $0.38              $0.38               $0.37               $0.34
        Net income per common share - assuming dilution        $0.38              $0.37               $0.36               $0.34
        Return on average assets                                1.49 %             1.51 %              1.45 %              1.32 %
        Return on average common equity                        17.75 %            18.23 %             18.26 %             17.57 %
        Efficiency ratio                                       53.09 %            53.03 %             51.38 %             53.79 %
        Average equity as a % of average assets                 8.41 %             8.60 %              8.29 %              7.84 %

CREDIT QUALITY DATA
($ in thousands)
    Nonperforming loans                                      $70,888            $69,846             $61,179             $77,464
    Foreclosed assets                                          5,782              7,217               6,647               4,475
    Excess bank-owned property                                 1,482              1,076               1,148               2,573
                                                       --------------      -------------      --------------      --------------
        Total nonperforming assets                           $78,152            $78,139             $68,974             $84,512
                                                       ==============      =============      ==============      ==============
    Loans 90 days or more past due                            $8,037             $6,941              $6,934              $7,615
    Provision for loan losses                                $29,250            $23,000             $27,000             $18,000
    Net charge-offs                                          $15,687            $19,415             $21,992             $15,352
    Reserve for loan losses                                 $195,766           $182,203            $178,618            $180,778
    Net charge-offs as a % of average loans                     0.56 %             0.69 %              0.74 %              0.51 %
    Reserves as a % of total loans                              1.74 %             1.60 %              1.58 %              1.52 %
    Reserves as a % of nonperforming loans                    276.16 %           260.86 %            291.96 %            233.37 %
    Nonperforming loan ratio                                    0.63 %             0.61 %              0.54 %              0.65 %
    Nonperforming asset ratio                                   0.69 %             0.69 %              0.61 %              0.71 %

*    net of uncommitted ESOP shares
**  net of purchase accounting intangibles and amortization

SELECTED FINANCIAL DATA (cont.)                             4Q 2000
(Unaudited)                                             --------------
    Net income per common share                                $0.10
    Net income per common share - assuming dilution            $0.10
    Return on average assets                                    0.43 %
    Return on average common equity                             4.59 %
    Return on average total equity                              4.73 %
    Net interest margin--taxable equivalent                     4.11 %
    Efficiency ratio                                           55.92 %
    Common shares outstanding (000s)                         157,729
    Average common shares outstanding (000s)*                155,758
    Average common shares outstanding (000s)
          - assuming dilution*                               157,219
    Book value per common share                                $8.97
    Average equity as a % of average assets                     9.04 %
    Leverage ratio                                              7.65 %
    Cash basis financial data**
        Net income per common share                            $0.13
        Net income per common share - assuming dilution        $0.13
        Return on average assets                                0.54 %
        Return on average common equity                         6.87 %
        Efficiency ratio                                       53.57 %
        Average equity as a % of average assets                 7.83 %

CREDIT QUALITY DATA
($ in thousands)
    Nonperforming loans                                      $81,955
    Foreclosed assets                                          4,267
    Excess bank-owned property                                 2,586
                                                       --------------
        Total nonperforming assets                           $88,808
                                                       ==============
    Loans 90 days or more past due                            $8,898
    Provision for loan losses                                $70,000
    Net charge-offs                                          $54,451
    Reserve for loan losses                                 $178,253
    Net charge-offs as a % of average loans                     1.82 %
    Reserves as a % of total loans                              1.47 %
    Reserves as a % of nonperforming loans                    217.50 %
    Nonperforming loan ratio                                    0.68 %
    Nonperforming asset ratio                                   0.73 %

*    net of uncommitted ESOP shares
**  net of purchase accounting intangibles and amortization

AVERAGE BALANCES, INTEREST                                                         QUARTER ENDED
AND RATES
(Unaudited)
(Average balances $ in millions,                              December 31, 2001                        September 30, 2001
taxable-equivalent interest $ in thousands)         ----------------------------------       ---------------------------------
                                                    Average                                  Average
                                                    Balance      Interest     Rate           Balance     Interest      Rate
                                                    ----------------------------------       ---------------------------------
Assets
   Interest-earning assets:
       Loans                                          $11,253.5     $211,634    7.47 %         $11,329.0    $227,745    7.98 %
       Securities                                       3,321.7       44,653    5.38             3,190.2      48,358    6.06
       Short-term investments                             136.8          775    2.25               494.8       4,554    3.65
       Mortgage loans held for sale                       467.0        7,386    6.34               305.8       5,117    6.70
                                                     -----------  -----------                 -----------  ----------
           Total interest-earning assets               15,179.0     $264,448    6.93 %          15,319.8    $285,774    7.42 %
                                                                  -----------                              ----------
   Reserve for loan losses                               (187.5)                                  (181.2)
   Noninterest-earning assets                           1,341.0                                  1,292.0
                                                     -----------                              -----------
           Total assets                               $16,332.5                                $16,430.6
                                                     ===========                              ===========
Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts               $5,326.3      $21,321    1.59 %          $5,305.1     $33,751    2.52 %
       Other consumer time deposits                     2,656.0       31,253    4.67             2,742.1      35,072    5.07
       Public fund certificates of deposit
          of $100,000 or more                             798.6        6,571    3.26               827.0       8,664    4.16
       Certificates of deposit of $100,000 or more        913.6       11,013    4.78             1,078.5      15,095    5.55
       Foreign time deposits                              584.5        2,829    1.92               608.2       4,909    3.20
                                                     -----------  -----------                 -----------  ----------
           Total interest-bearing deposits             10,279.0       72,987    2.82            10,560.9      97,491    3.66
       Short-term borrowings                              697.8        3,296    1.87               674.4       5,520    3.25
       Federal Home Loan Bank advances                  1,051.8       13,484    5.09             1,143.3      14,792    5.13
                                                     -----------  -----------                 -----------  ----------
           Total interest-bearing liabilities          12,028.6      $89,767    2.96 %          12,378.6    $117,803    3.78 %
                                                     -----------  -----------                 -----------  ----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                     2,393.1                                  2,232.0
       Other liabilities                                  356.2                                    223.3
                                                     -----------                              -----------
           Total noninterest-bearing liabilities        2,749.3                                  2,455.3
                                                     -----------                              -----------
   Total shareholders' equity                           1,554.6                                  1,596.7
                                                     -----------                              -----------
           Total liabilities and shareholders' equity $16,332.5                                $16,430.6
                                                     ===========                              ===========
Net interest income/margin                                          $174,681    4.58 %                      $167,971    4.37 %
                                                                  ===========                              ==========


AVERAGE BALANCES, INTEREST                                     QUARTER ENDED
AND RATES  (cont.)
(Unaudited)
(Average balances $ in millions,
taxable-equivalent interest $ in thousands)                   December 31, 2000
                                                     ----------------------------------

                                                      Average
                                                      Balance      Interest     Rate
                                                     ----------------------------------
Assets
   Interest-earning assets:
       Loans                                          $11,981.1     $268,380    8.92 %
       Securities                                       3,041.9       49,173    6.46
       Short-term investments                              50.8          923    7.22
       Mortgage loans held for sale                       114.7        2,184    7.62
                                                     -----------  -----------
           Total interest-earning assets               15,188.5     $320,660    8.41 %
                                                                  -----------
   Reserve for loan losses                               (163.5)
   Noninterest-earning assets                           1,287.6
                                                     -----------
           Total assets                               $16,312.6
                                                     ===========

Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts               $4,650.7      $44,204    3.78 %
       Other consumer time deposits                     2,923.4       41,502    5.65
       Public fund certificates of deposit
          of $100,000 or more                             833.7       13,565    6.47
       Certificates of deposit of $100,000 or more      1,113.9       17,780    6.35
       Foreign time deposits                              509.2        7,860    6.14
                                                     -----------  -----------
           Total interest-bearing deposits             10,030.9      124,911    4.95
       Short-term borrowings                            1,443.6       23,453    6.46
       Federal Home Loan Bank advances                  1,044.1       15,623    5.95
                                                     -----------  -----------
           Total interest-bearing liabilities          12,518.6     $163,987    5.21 %
                                                     -----------  -----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                     2,115.6
       Other liabilities                                  203.2
                                                     -----------
           Total noninterest-bearing liabilities        2,318.8
                                                     -----------
   Total shareholders' equity                           1,475.2
                                                     -----------
           Total liabilities and shareholders' equity $16,312.6
                                                     ===========
Net interest income/margin                                          $156,673    4.11 %
                                                                  ===========

AVERAGE BALANCES, INTEREST                                                            YEAR ENDED
AND RATES
(Unaudited)
(Average balances $ in millions,                             December 31, 2001                          December 31, 2000
taxable-equivalent interest $ in thousands)       -----------------------------------------  ---------------------------------------
                                                    Average                                     Average
                                                    Balance         Interest       Rate         Balance         Interest       Rate
                                                  -----------------------------------------  ---------------------------------------

Assets
   Interest-earning assets:
       Loans                                      $11,622.8        $948,006       8.16 %      $11,504.7      $1,013,505       8.81 %
       Securities                                   3,198.9         191,497       5.99          3,042.7         200,084       6.58
       Short-term investments                         232.6           9,026       3.88            114.6           7,252       6.33
       Mortgage loans held for sale                   311.2          20,449       6.57             90.9           6,999       7.70
                                                  ------------   -----------                  -----------     -----------
           Total interest-earning assets           15,365.5      $1,168,978       7.61 %       14,752.9      $1,227,840       8.32 %
                                                                 -----------                                  -----------
   Reserve for loan losses                           (182.1)                                     (163.2)
   Noninterest-earning assets                       1,295.0                                     1,264.5
                                                  ------------                                -----------
           Total assets                           $16,478.4                                   $15,854.2
                                                  ============                                ===========

Liabilities and shareholders' equity
   Interest-bearing liabilities:
       NOW/Money market/Savings accounts           $5,142.7        $133,686       2.60 %       $4,582.4        $169,465       3.70 %
       Other consumer time deposits                 2,784.9         144,793       5.20          2,931.8         157,499       5.37
       Public fund certificates of deposit
          of $100,000 or more                         830.8          38,729       4.66            943.6          57,438       6.09
       Certificates of deposit of $100,000 or more  1,044.7          58,919       5.64          1,133.4          68,325       6.03
       Foreign time deposits                          583.3          20,741       3.56            413.4          24,500       5.93
                                                  ------------     -----------                -----------     -----------
           Total interest-bearing deposits         10,386.4         396,868       3.82         10,004.6         477,227       4.77
       Short-term borrowings                          948.5          38,833       4.09          1,266.7          78,267       6.18
       Federal Home Loan Bank advances              1,116.0          59,028       5.29            886.8          51,266       5.78
                                                  ------------     -----------                -----------     -----------
           Total interest-bearing liabilities      12,450.9        $494,729       3.97 %       12,158.1        $606,760       4.99 %
                                                  ------------     -----------                -----------     -----------
   Noninterest-bearing liabilities:
       Noninterest-bearing deposits                 2,221.9                                     2,090.5
       Other liabilities                              254.0                                       183.1
                                                  ------------                                -----------
       Total noninterest-bearing liabilities        2,475.9                                     2,273.6
                                                  ------------                                -----------
   Total shareholders' equity                       1,551.6                                     1,422.5
                                                  ------------                                -----------
       Total liabilities and shareholders' equity $16,478.4                                   $15,854.2
                                                  ============                                ===========
Net interest income/margin                                         $674,249       4.39 %                       $621,080       4.21 %
                                                                 ===========                                  ===========